GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Growth Funds

Class A, Class C, Institutional, Service, Investor, Class R, Class R6 and Class P Shares (as applicable) of the

Goldman Sachs Blue Chip Fund

Goldman Sachs Capital Growth Fund

Goldman Sachs Concentrated Growth Fund

Goldman Sachs Flexible Cap Fund

Goldman Sachs Strategic Growth Fund

(the “Funds”)

Supplement dated July 17, 2019 to the

Prospectuses and Summary Prospectuses,

each dated December 28, 2018, as supplemented to date

Effective immediately, Stephen E. Becker and Steven M. Barry will each serve as Co-Chief Investment Officer of Fundamental Equity U.S. Equity.

Accordingly, effective immediately, all references in the Prospectuses and Summary Prospectuses to Stephen E. Becker’s and Steven M. Barry’s title are deleted in their entirety and replaced with “Managing Director, Co-Chief Investment Officer – Fundamental Equity U.S. Equity.”

This Supplement should be retained with your Prospectuses and Summary Prospectuses for future reference.

EQG1TBDSTK 07-19